Offerings - Offering: 1	Jun. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 14,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,933.40
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 570,998 Shares (approximately 10.0% of the net assets of the FT Vest Total Return Income Fund: Series B2 as of May 29, 2026) based on a net asset value per Share as of close of business on May 29, 2026 of $24.52.